Exhibit 99.04

AT&T WIRELESS SERVICES, INC.,

CINGULAR WIRELESS LLC,

CINGULAR WIRELESS II, INC.

AND

U.S. BANK NATIONAL ASSOCIATION
Trustee

Second Supplemental Indenture

Dated as of October 26, 2004

SECOND SUPPLEMENT TO INDENTURE DATED AS OF MARCH 6, 2001

     SECOND SUPPLEMENTAL INDENTURE, dated as of October 26, 2004, by and among AT&T Wireless Services, Inc., a Delaware corporation (the “Company”), Cingular Wireless LLC, a Delaware limited liability company (“Cingular Wireless”), Cingular Wireless II, Inc., a Delaware corporation (“Cingular Wireless II” and together with Cingular Wireless, the “Co-Obligors”), and U.S. Bank National Association, a national banking association, as Trustee (the “Trustee”).

RECITALS

     WHEREAS, the Company and the Trustee have heretofore executed and delivered a certain indenture, dated as of March 6, 2001 (as supplemented and amended, the “Indenture”), pursuant to which the Company has issued its 7.350% Senior Notes due 2006 (the “2006 Notes”), its 7.875% Senior Notes due 2011 (the “2011 Notes”), and its 8.750% Senior Notes due 2031 (the “2031 Notes”), and which provides for the issuance of any Additional Securities, together with any Exchange Securities (together with the 2006 Notes, the 2011 Notes and the 2031 Notes, the “Securities”);

     WHEREAS, the Company and the Trustee have heretofore executed and delivered a Supplemental Indenture, dated as of September 1, 2004 (the “First Supplemental Indenture”), to the Indenture;

     WHEREAS, in connection with the execution and delivery of this Second Supplemental Indenture, the Company has agreed to contribute to Cingular Wireless II certain assets of the Company (the “Asset Transfer”);

     WHEREAS, Section 9.01 of the Indenture permits entering into, without the consent of any Securityholder, one or more indenture supplemental to the Indenture for the purpose of, among other things, adding to the rights of Securityholders or curing any ambiguity, defect or inconsistency contained in the Indenture or Securities or making any other changes, provided that such action shall not adversely affect the interests of the Securityholder of any series;

     WHEREAS, Section 5.01 of the Indenture provides that the Indenture does not prevent any sale or conveyance of the property of the Company as an entirety or substantially as an entirety if the entity acquiring such property expressly assumes the due and punctual payment of the principal and interest on all of the Securities and the performance and observance of all of the covenants and conditions of the Indenture to be performed by the Company;

     WHEREAS, the addition of Cingular Wireless as a Co-Obligor pursuant to this Second Supplemental Indenture is being effected pursuant to Section 9.01 of the Indenture and the addition of Cingular Wireless II as a Co-Obligor pursuant to this Second Supplemental Indenture is being effected pursuant to Section 5.01 of the Indenture, if the Asset Transfer constitutes a sale or conveyance of the property of the Company as an entirety or substantially as an entirety, or pursuant to Section 9.01 of the Indenture, if the Asset Transfer does not constitute a sale or conveyance of the property of the Company as an entirety or substantially as an entirety;

     WHEREAS, the Company has furnished the Trustee with (i) an Opinion of

Counsel to the Company stating that this Second Supplemental Indenture complies with the applicable provisions of the Indenture, and (ii) an Officers’ Certificate stating that this Second Supplemental Indenture complies with the applicable provisions of the Indenture; and

     WHEREAS, all things necessary to make this Second Supplemental Indenture a valid, binding and legal agreement of the Company, the Co-Obligors and the Trustee and a valid amendment of and supplement to the Indenture have been done.

     NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

     For and in consideration of the premises, and for other good and valuable consideration the receipt of which is hereby acknowledged, the Company, the Co-Obligors and the Trustee hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1 Definitions.

     For all purposes of this Second Supplemental Indenture, except as otherwise stated herein, capitalized terms used herein but not otherwise defined in this Second Supplemental Indenture shall have the respective meanings assigned to them in the Indenture. Each reference to “herein”, “hereof” and “hereunder” and other words of similar import contained in the Indenture shall, after this Second Supplemental Indenture becomes effective, refer to the Indenture as supplemented hereby.

ARTICLE II
AMENDMENT

Section 2.1 Amendment of Introductory Paragraph.

     The first paragraph of the Indenture immediately preceding the recitals is hereby deleted and replaced in its entirety by the following:

     “INDENTURE, dated as of March 6, 2001, among AT&T Wireless Services, Inc., a Delaware corporation (the “Company”), Cingular Wireless LLC, a Delaware limited liability company (“Cingular Wireless”), Cingular Wireless II, Inc., a Delaware corporation, (“Cingular Wireless II”, which, together with Cingular Wireless, shall be Co-Obligors under this Indenture) and US Bank National Association, a national banking association organized under the laws of the United States, as Trustee.”

Section 2.2 Amendment and Addition of Certain Definitions.

     (a) The definition of “Co-Obligors” in Section 1.01 of the Indenture is

hereby deleted and replaced in its entirety by the following:

     “CO-OBLIGOR” means each of Cingular Wireless, Cingular Wireless II, any Person that shall have become the successor to Cingular Wireless or Cingular Wireless II pursuant to the applicable provisions of this Indenture, and any other Corporation that shall have fully, unconditionally and irrevocably assumed and agreed to perform and discharge, or guaranteed the performance and discharge of, jointly and severally with the Company and any other Co-Obligor of the Securities, the obligation to pay the principal of, and interest and Additional Amounts, if any, on, the Securities on the dates and in the manner provided herein and in the Securities.”

     (b) Section 1.01 of the Indenture is hereby amended by inserting the following new definition in appropriate alphabetical order:

     “CO-OBLIGATION” means the obligations of the Co-Obligors pursuant to Section 2.12(a) hereunder.”

Section 2.3 Addition of Section 2.12 of the Indenture.

     The Indenture is hereby amended by inserting the following new Section 2.12:

     “SECTION 2.12. Co-Obligation.

          (a) The Co-Obligors hereby fully, unconditionally and irrevocably assume and agree to perform and discharge, jointly and severally with the Company, the due and punctual payment of the principal of and interest and Additional Amounts, if any, on, all of the Securities on the dates and in the manner provided in the Indenture and in the Securities, and the due and punctual performance and observance by the Company of every covenant under this Indenture to be performed or observed by the Company. The obligations of the Co-Obligors hereunder are primary and not merely those of a surety. The Co-Obligors hereby waive diligence, presentment, demand of payment, any right to require a proceeding first against the Company, protest or notice and all demands whatsoever with respect to the Securities or the indebtedness evidenced thereby, and covenants that the Co-Obligation hereunder will not be discharged as to the Indenture or the Securities except in accordance with Article 8 of the Indenture. In addition, the Co-Obligors agree to be bound by, and observe and perform, the terms of the Indenture as if all references herein to the “Company” were to the Company and the Co-Obligors, jointly and severally.

          (b) The Co-Obligation shall be a valid obligation of each Co-Obligor with respect to each Security heretofore or hereinafter authenticated or delivered under the Indenture.

          (c) The Co-Obligors hereby agree, if requested by the Company, to execute the Co-Obligation substantially to the effect above recited to be endorsed on the

Securities of any series authenticated and delivered hereunder. Each of the Company and each Co-Obligor hereby agrees that, if requested by the Trustee, it will execute and deliver to the Trustee for authentication new Securities of any series of outstanding Securities with the Co-Obligation endorsed thereon (and otherwise identical to the old Securities of such series) and the Trustee hereby agrees that, if requested by the Company, it will authenticate and deliver such new Securities of such series in exchange for outstanding Securities of such series. The Co-obligation endorsed on any series of Securities shall be executed on behalf of each of the Co-Obligors by an Officer of such Co-Obligor. The signatures of such Officers may be manual or facsimile signatures. If an Officer of a Co-Obligor whose signature on a Security no longer holds the applicable office at the time the Security is authenticated, the endorsement of such Co-Obligor will still be valid.”

Section 2.4 Amendment to Section 5.02(a) of the Indenture.

     Section 5.02(a) of the Indenture is hereby amended by inserting the following immediately after the phrase “as if it had been named herein”:

     “; provided, however that, under such circumstance, the obligor making the sale or conveyance shall not be relieved of any of its obligations and covenants hereunder and under the Securities unless it elects in writing to be so relieved.”

Section 2.5 Amendment of Section 10.02 of the Indenture.

     Section 10.02(a) of the Indenture is hereby amended by (1) inserting after the phrase “by the Company” the words “any Co-Obligor”; (2) deleting the phrase “to the other” and replacing it with “to any other”; (3) inserting after the phrase “if to the Company” the phrase “or to any Co-Obligor”; and (4) and deleting the name and contact details for AT&T Wireless Services, Inc. and replacing them with the following:

Cingular Wireless LLC
5565 Glenridge Connector
Atlanta, Georgia 30342
Attention: Chief Financial Officer
Facsimile: (404) 236-6115

ARTICLE III
MISCELLANEOUS

Section 3.1 Effectiveness.

     The amendments to the Indenture set forth in Article II of this Second Supplemental Indenture shall only become effective upon the execution of this Second Supplemental Indenture in accordance with the requirements of the Indenture.

Section 3.2 Confirmation of Indenture.

     As amended and modified by this Second Supplemental Indenture, the Indenture is in all respects ratified and confirmed and the Indenture and this Second Supplemental Indenture shall be read, taken and construed as one and the same instrument.

Section 3.3 Governing Law.

     This Second Supplemental Indenture shall be governed by and construed in accordance with the law of the State of New York without regard to conflicts of law principles thereof.

Section 3.4 Counterparts.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 3.5 Successors and Assigns.

     All covenants and agreements in this Second Supplemental Indenture by the Company and the Co-Obligors shall bind their respective successors and assigns, whether so expressed or not.

Section 3.6 Conflicts.

     In the event of a conflict between the terms and conditions of the Indenture and the terms and conditions of this Second Supplemental Indenture, the terms and conditions of this Second Supplemental Indenture shall prevail.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed all as of the day and year first above written.

AT&T WIRELESS SERVICES

By	/s/ Stephen A. McGaw

Name: Stephen A. McGaw Title: Vice President

CINGULAR WIRELESS LLC

By: CINGULAR WIRELESS CORPORATION,
as Manager

By	/s/ Stephen A. McGaw

Name: Stephen A. McGaw Title: Senior Vice President Corporate Development

CINGULAR WIRELESS II, INC.

By	/s/ Stephen A. McGaw

Name: Stephen A. McGaw Title: Vice President

U.S. BANK, N.A.,
as Trustee

By	/s/ Benjamin J. Krueger

Name: Benjamin J. Krueger
Title: Assistant Vice President